Offerings - Offering: 1	May 30, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Equity
Security Class Title	Ordinary Shares, par value EUR 0.0300580119630888 per share
Amount Registered | shares	35,000,000
Proposed Maximum Offering Price per Unit	37.20
Maximum Aggregate Offering Price	$ 1,302,000,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 199,336.20
Offering Note